Confidential AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT WHEREAS, each of the parties hereto, including the Company, the Getty Family Stockholders, the Koch Stockholders, the Sponsor Stockholders and certain other stockholders (collectively, the "Stockholders") is party to that certain Stockholders Agreement of the Company, dated as of December 9, 2021 (as amended from time to time, the "Stockholders Agreement"); WHEREAS, pursuant to Section 8.3 of the Stockholders Agreement, the Stockholders Agreement may be amended, modified or supplemented by a written instrument signed by (a) the Company and (b) each of the Getty Family Stockholders, Koch Stockholders, and Sponsor Stockholders, in each case only to the extent such Stockholder Party (or its applicable nominator) is entitled to designate at least one director to the Board, as provided under the Stockholder Agreement and (c) any Stockholder Party that is materially and adversely affected by such amendment, modification or supplement in a manner that is disproportionate to the other parties, upon obtaining the consent of such other Stockholder Parties; WHEREAS, Section 8.3 of the Stockholder Agreement further provides that, upon obtaining such consents, (i) any such amendment, modification, or supplement may be implemented and reflected in a written instrument executed solely by the Company and the consenting Stockholder Parties, and (ii) each other Stockholder Party shall be deemed a party to and bound by such amendment, modification, or supplement without any further action or execution; WHEREAS, Section 8.3 of the Stockholder Agreement also provides that, notwithstanding the foregoing, any amendment, modification, supplement or change to any provision relating to the Getty Family Stockholders, Koch Stockholders, or Sponsor Stockholders or their respective rights or obligations under the Stockholders Agreement, shall require the consent of such Stockholders, as applicable; and

WHEREAS, having reviewed and in order to address the issues raised by the correspondence sent on behalf of Company stockholder Aaron Jones, dated November 4, 2024, the parties hereto desire to enter into this Amendment to amend the Stockholders Agreement in accordance with Section 8.3 of the Stockholders Agreement as set forth herein. NOW, THEREFORE, in consideration of the premises and mutual covenants and undertakings hereinafter set forth, the parties hereto hereby agree as follows: AGREEMENT 1. Consent by required Stockholders. This Amendment hereby constitutes the written instrument executed by the Company and the applicable Stockholder Parties whose consent is required under Section 8.3 of the Stockholders Agreement, including the Getty Stockholders, the Koch Stockholders, and the Sponsor Stockholders and shall be binding on all other Stockholder Parties in accordance with the terms of Section 8.3. 2. Amendment to Section 3.4. Section 3.4 of the Stockholders Agreement is hereby amended and restated as follows: "Except as provided in Section 3.3(d), and subject to the Certificate of Incorporation and Bylaws, an Investor Director may be removed from the Company Board only upon the written request or consent of the Investor Stockholder entitled to nominate such individual pursuant to Section 3.3. Any Investor Director may resign at any time upon notice to the Company. If any Investor Stockholder that is entitled to nominate an Investor Director hereunder notifies the Company that such Investor Stockholder desires to remove such Investor Director previously nominated by such Investor Stockholder then the Parties shall take all Necessary Action, to cause such removal of such Director, including voting all Company Shares in favor of, or executing a written consent authorizing, such removal." 3. Amendment to Cross-References. All references in the Stockholders Agreement to "Section 8.16" are hereby deleted and replaced with references to "Section 8.14". 4. Effect on Stockholders AgreementN Other than as specifically set forth herein, all other terms and provisions of the Stockholders Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect. Each future reference to the Stockholders Agreement shall mean the Stockholders

Agreement, as amended by this Amendment and any future amendments to the Stockholders Agreement. 5. Counterparts. This Amendment may be executed simultaneously in one or more counterparts, any of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this amendment to produce or account for more than one such counterpart. This Amendment may be executed by facsimile or .pdf signature which shall constitute an original for all purposes. 6. Governing Law. The Law of the State of Delaware shall govern (a) all claims or matters related or arising from this Amendment (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability hereof, and the performance of the obligations imposed by this Amendment, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. [Remainder of Page Intentionally Left Blank]

[Signature Page to Amendment No. 1 to Stockholders Agreement] IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed as of the date first written above. Getty Investments L.L.C. By: /s/ Jan D. Moel Name: Jan D. Moehl Title: Authorized Officer Mark Getty By: /s/ Mark Getty Name: Title: The October 1993 Trust R&H Trust Co (Jersey) Limited, as Trustee By: /s/ Peter Brooks /s/ Kathryn Tully Name: Peter Brooks Kathryn Tully Title: Director Authorized Representative The Options Settlement R&H Trust Co (Jersey) Limited, as Trustee By: /s/ Peter Brooks /s/ Kathryn Tully Name: Peter Brooks Kathryn Tully Title: Director Authorized Representative Koch Icon Investments, LLC By: /s/ Adam Schaeffer Name: Adam Schaeffer Title: Secretary

[Signature Page to Amendment No. 1 to Stockholders Agreement] CC NB Sponsor 2 Holdings LLC By: /s/ Thomas Boychuk Name: Thomas Boychuk Title: Authorized Signatory Neuberger Berman Opportunistic Capital Solutions Master Fund LP by Neuberger Berman Investment Advisers LLC, its investment adviser By: /s/ Charles Kantor Name: Charles Kantor Title: Senior Portfolio Manager/MD Joel Alsfine By: /s/ Joel Alsfine Name: Joel Alsfine James Quella By: /s/ James Quella Name: James Quella Jonathan Gear By: /s/ Jonathan Gear Name: Jonathan Gear